Exhibit 10.3

ARCHER AVIATION INC.
DIRECTOR EQUITY DEFERRAL PLAN
FORM OF IRREVOCABLE DEFERRAL ELECTION
ELECTION INSTRUCTIONS: IF YOU WISH TO ELECT TO DEFER RECEIPT OF ALL OR A PORTION OF YOUR EQUITY AWARDS GRANTED IN CONNECTION WITH YOUR SERVICES TO ARCHER AVIATION INC. (THE “COMPANY”) AS A MEMBER OF THE COMPANY’S BOARD OF DIRECTORS PLEASE COMPLETE THIS FORM (THIS “ELECTION”), SIGN IT, AND SUBMIT IT TO _______________, ______________ VIA EMAIL (___________________) OR AT ARCHER AVIATION INC., ____________________________________. THIS ELECTION MUST BE DELIVERED TO THE COMPANY (I) WITHIN 30 DAYS OF YOUR INITIAL ELIGIBILITY TO PARTICIPATE IN THE COMPANY’S DIRECTOR EQUITY DEFERRAL PLAN (THE “PLAN”) AND/OR (II) PRIOR TO DECEMBER 31 OF THE CALENDAR YEAR IMMEDIATELY PRIOR TO THE CALENDAR YEAR IN WHICH THIS ELECTION IS INTENDED TO TAKE EFFECT (THE “ELECTION DEADLINE”).
THIS ELECTION SHALL ONLY BE EFFECTIVE AS TO TIME-BASED RSUS GRANTED PURSUANT TO THE COMPANY’S EQUITY INCENTIVE PLAN, EACH OF WHICH SHALL BE SUBJECT TO AN INDIVIDUAL AWARD AGREEMENT PROVIDING THE TERMS THEREOF (INCLUDING, IF APPLICABLE, ANY DIVIDEND EQUIVALENT RIGHTS). TO THE EXTENT THAT ANY EQUITY AWARD IS SUBJECT TO DIVIDEND EQUIVALENT RIGHTS, ANY DIVIDEND EQUIVALENTS SHALL BE CREDITED TO YOU AND PAID OUT PURSUANT TO YOUR ELECTION SET FORTH BELOW.
WITH RESPECT OF THE INITIAL ELECTION PURSUANT TO THIS FORM, OCCURING IN CALENDAR YEAR 2022, SUCH ELECTION MUST BE FILED WITH THE COMPANY AND IRREVOCABLE BY NO LATER THAN JUNE 9, 2022. SUCH ELECTION SHALL ONLY BE EFFECTIVE WITH RESPECT OF ANY EQUITY AWARDS GRANTED AFTER JUNE 9, 2022, AS CONSISTENT WITH THE REQUIREMENTS OF SECTION 409A.
I, ____________________, acknowledge and agree that this election is entirely voluntary.

Election to Defer all or a portion of my Equity Awards:
Check one of the two boxes below to defer all or a portion of the Equity Awards (as defined in the Plan) to be granted to you in your role as a member of the Company’s Board of Directors pursuant to the terms of the Plan and the remainder of this Election.
I hereby elect to defer settlement of _____%of my Equity Awards (based on the number of shares subject to such Equity Awards (rounded down to the nearest whole share) and not the value of such Equity Awards) granted in the calendar year of _____ pursuant to the Company’s Director Equity Deferral Plan.
Pursuant to the terms of the Plan (including the acceleration events set forth therein), I hereby elect that the portion of my Equity Awards deferred pursuant to this Election will be settled in:
[ ]    Settlement of the deferred portion in calendar year _____.
[ ]    Settlement of the deferred portion upon your Separation from Service (as defined in the Plan).
    NOTWITHSTANDING THE FOREGOING, IN NO EVENT SHALL ANY EQUITY AWARD DEFERRED PURSUANT TO THIS ELECTION BE SETTLED PRIOR TO THE DATE ON WHICH SUCH EQUITY AWARD HAS VESTED IN FULL.
TO THE EXTENT THAT ANY DEFERRAL PURSUANT TO THIS ELECTION WOULD OTHERWISE RESULT IN SETTLEMENT PRIOR TO THE DATE ON WHICH AN EQUITY AWARD IS VESTED IN FULL, SUCH EQUITY AWARD

SHALL BE SETTLED FOLLOWING THE FINAL VESTING DATE OF SUCH EQUITY AWARD.
Notwithstanding the foregoing, all or a portion of your deferred Equity Awards pursuant to this Election shall accelerate and be settled upon the occurrence of certain trigger events, as set forth in the Plan.

This election shall only become effective if it is received by the Company by the Election Deadline.
I understand that I will incur a tax obligation in connection with the vesting and settlement of any deferred Equity Awards pursuant to this Election.
If at the time the Equity Awards are settled and the shares thereunder issued, the Company has a designated broker with whom share issuances under the Company’s 2021 Equity Incentive Plan are to be deposited, then I understand that such shares shall be deposited in my name in my account with such designated broker.

PRINT NAME:     ____________________________________

SIGNATURE:     ____________________________________

DATE:     ____________________________________